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                                                                  EXHIBIT 24

                              ARTHUR ANDERSEN LLP

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports incorporated by reference or included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-53274, 33-63681, 33-65445 and 33-00269.

                                                   ARTHUR ANDERSEN LLP

Philadelphia, PA
 October 29, 1996